Summary Prospectus	February 25, 2022

PSMB
Invesco Balanced Multi-Asset Allocation ETF
Cboe BZX Exchange, Inc.

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 25, 2022 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.
Investment Objective
The Invesco Balanced Multi-Asset Allocation ETF (the “Fund”) seeks to provide current income and capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%

Other Expenses	0.00

Acquired Fund Fees and Expenses[1]	0.27

Total Annual Fund Operating Expenses	0.32

1
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including the Underlying ETFs (as defined below). These expenses are based on the total expense ratio of the Underlying ETFs disclosed in each Underlying ETF’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses  remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund is a “fund of funds,” meaning that it invests its assets primarily in other ETFs (“Underlying ETFs”), rather than in securities of individual companies. Under normal circumstances, most of those Underlying ETFs will be ETFs that are advised by the Fund’s adviser or one of its affiliates (the “Invesco ETFs”). However, at times the Fund also may invest a portion of its assets in Underlying ETFs that are advised by unaffiliated advisers. The Fund and the Invesco ETFs are part of the same group of investment companies.
The Fund seeks to achieve its investment objective by allocating its assets using a balanced investment style that seeks to maximize the benefits of diversification, which focuses on investing portions of the Fund assets both in Underlying ETFs that invest primarily in fixed-income securities (“Fixed Income ETFs”) as well as in Underlying ETFs that invest primarily in equity securities (“Equity ETFs”). Specifically, the Fund’s target allocation is to invest approximately 45%-75% of its total assets in Equity ETFs and approximately 25%-55% of its total assets in Fixed Income ETFs. Approximately 10%-30% of the Fund’s assets will be allocated to Underlying ETFs that invest primarily in foreign equity and foreign fixed income securities, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent those securities. Some of those Underlying ETFs’ investments are in emerging markets.
The Fund’s sub-adviser uses the following investment process to construct the Fund’s portfolio: (1) a strategic allocation across broad asset classes (i.e., equities and fixed income securities) and particular investment factors within those classes (e.g., for fixed income securities, exposure to domestic, international, corporate, government, high-yield and investment grade bonds; for equity securities, exposure to domestic and international issuers); (2) selection of Underlying ETFs that best represent those broad asset classes and factor exposures, based on a comprehensive quantitative and qualitative criteria (such as management experience and structure, investment process, performance and risk metrics); (3) determination by the Fund’s sub-adviser of target weightings in each Underlying ETF in a manner that seeks to manage the amount of active risk contributed by each Underlying ETF; and (4) ongoing monitoring of the Fund’s performance and risk. The Fund typically holds a limited number of securities (generally 10-20).
Based on the portfolio managers’ research, the strategic allocations of the Fund’s assets are diversified to gain exposure to areas of the market that the portfolio managers believe may perform well over a full market cycle, while still creating a balanced portfolio designed to provide current income and capital appreciation consistent with the Fund’s investment objective. At any given time, the Fund’s asset class allocations may not match the above percentage weightings due to market fluctuations, cash flows and other factors. The Fund’s sub-adviser may add or eliminate certain Underlying ETFs from the Fund’s portfolio and may also change the
1     Invesco Balanced Multi-Asset Allocation ETF
invesco.com/ETFs
P-PSMB-SUMPRO-1

target percentage of the Fund’s assets allocated to a given asset class or Underlying ETF, all without shareholder approval. The current list of Underlying ETFs is available at www.invesco.com/ETFs.
Principal Risks of Investing in the Fund
The following summarizes the principal risks (either directly or through its investments in the Underlying ETFs) of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities held by the Fund and the Underlying ETFs are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
COVID-19 Risk. The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally. and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.
Fund of Funds Risk. Because it invests primarily in other funds, the Fund's investment performance largely depends on the investment performance of the Underlying ETFs. An investment in the Fund is subject to the risks associated with the Underlying ETFs. In addition, at times, certain of the segments of the market represented by Underlying ETFs in which the Fund invests may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), in addition to the fees and expenses it already will pay to the Adviser.
Underlying ETFs Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying ETFs:
ADR and GDR Risk. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.
Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.
Build America Bonds Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond's issuer fail to continue to meet the applicable requirements imposed on such bonds, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer's ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress were to renew the program at a future date. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy.
California Municipal Securities Risk. Because an Underlying ETF invests a substantial portion of its assets in California municipal securities, the Underlying ETF will have greater exposure to negative political, economic and regulatory factors within the State of California than certain funds that invest in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Economic, fiscal and budgetary conditions throughout the State may influence the Underlying ETF's performance. These factors heighten the risk that the prices of California municipal securities, and the Underlying ETF's NAV, will experience greater volatility.
Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, an Underlying ETF may have to replace such called security with a lower yielding security. If that were to happen, the Underlying ETF’s net investment income could fall.
Cash Transaction Risk. To the extent an Underlying ETF effects creations and redemptions principally for cash, rather than principally in-kind, the Underlying ETF may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, such Underlying ETFs may recognize a capital gain on these sales that might not have been incurred if the Underlying ETF had made a redemption in-kind. This may decrease the tax efficiency of an Underlying ETF compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between such Underlying ETF and conventional ETFs.
Changing U.S. Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB and other foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a
2     Invesco Balanced Multi-Asset Allocation ETF
invesco.com/ETFs

new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of an Underlying ETF's investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase an Underlying ETF's portfolio turnover rate and transaction costs.
Currency Risk. Certain Underlying ETFs may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because those Underlying ETFs’ NAVs are determined in U.S. dollars, their NAVs could decline if the currency of the non-U.S. market in which those Underlying ETFs invest depreciates against the U.S. dollar, even if the value of the holdings, measured in the foreign currency, increases.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that an Underlying ETF holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company's common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company's common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company's products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Extension Risk. Extension risk is the opposite of reinvestment risk, and typically occurs when interest rates rise, thereby causing repayments of fixed income securities to occur more slowly than expected by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they have longer duration (resulting in increased sensitivity to interest rate changes).
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.
Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. An Underlying ETF may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact an Underlying ETF’s returns.
Geographic Concentration Risk. A natural or other disaster could occur in a country or geographic region in which an Underlying ETF invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact an Underlying ETF’s investments in the affected region.
Growth Risk. The market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of an Underlying ETF’s investments will vary and at times may be lower than that of other types of investments.
Income Risk. An Underlying ETF’s income may decline when interest rates fall because the Underlying ETF may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. To the extent that the Underlying ETF invests in lower yielding bonds, and as the bonds in its portfolio mature, the Underlying ETF may need to purchase additional bonds, thereby reducing the Underlying ETF’s income.
Index Risk. Unlike many investment companies, some Underlying ETFs do not utilize investing strategies that seek returns in excess of its respective Underlying Index. Therefore, the Underlying ETFs would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, those Underlying ETFs rebalance their portfolios in accordance with their respective Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Underlying ETF’s rebalance schedule.
Industry Concentration Risk. To the extent that its respective index concentrates in the securities of issuers in a particular industry or sector, an Underlying ETF will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, that Underlying ETF faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which an Underlying ETF invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry groups or the market as a whole.
Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new
3     Invesco Balanced Multi-Asset Allocation ETF
invesco.com/ETFs

products may significantly affect the market value of securities of issuers in the information technology sector.
Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. “Duration risk” is related to interest rate risk; it refers to the risks associated with the sensitivity of a bond’s price to a one percent change in interest rates. Bonds with longer durations (i.e., a greater length of time until they reach maturity) face greater duration risk, meaning that they tend to exhibit greater volatility and are more sensitive to changes in interest rates than bonds with shorter durations. An Underlying ETF may seek to limit its exposure to interest rate risk and duration risk by constructing a portfolio of Variable Rate Instruments that have an average duration of one year or less.
Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Underlying ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price.
Non-Correlation Risk. An Underlying ETF’s return may not match the return of its respective Underlying Index for a number of reasons. For example, an Underlying ETF incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Underlying ETF’s securities holdings to reflect changes in the composition of its Underlying Index. An Underlying ETF that redeems Creation Units principally for cash, will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, an Underlying ETF’s use of a representative sampling approach may cause the Underlying ETF to not be as well correlated with the return of its Underlying Index as would be the case if the Underlying ETF purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. Additionally, an Underlying ETF’s use of a representative sampling approach may cause the return of the Underlying ETF to not be as well correlated with the return of its Underlying Index, as would be the case if the Underlying ETF purchase all of the securities in its Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of an Underlying ETF and its Underlying Index may vary due to asset valuation differences and differences between an Underlying ETF’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Portfolio Turnover Risk. An Underlying ETF may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its underlying index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for an Underlying ETF and an increase in taxable capital gains distributions to the Fund.
Reinvestment Risk. Proceeds from a current investment of an Underlying ETF, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
REIT Risk. REITs are securities that invest substantially all of their assets in real estate, trade like stocks and may qualify for special tax considerations. In addition to the risks pertaining to real estate investments more generally, such as declining property values or rising interest rates, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and a REIT’s shareholders will incur a proportionate share of those expenses.
Sampling Risk. An Underlying ETF's use of a representative sampling approach will result in it holding a smaller number of holdings than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Underlying ETF holds could result in a greater decline in NAV than would be the case if the Underlying ETF held all of the holdings in the Underlying Index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Taxable Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
U.S. Government Obligation Risk. An Underlying ETF may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Underlying ETF. In certain circumstances, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market
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quotations. Securities held by an Underlying ETF that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Underlying ETF could sell a portfolio security for the value established for it at any time, and it is possible that the Underlying ETF would incur a loss because a security is sold at a discount to its established value.
Valuation Time Risk. Certain Underlying ETFs may invest in foreign securities and, because foreign exchanges may be open on days when those Underlying ETFs do not price their Shares, the value of such non-U.S. securities may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.
Value Securities Risk. Value securities are subject to the risk that valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market. Thus, the value of an Underlying ETF’s investments will vary and at times may be lower than that of other types of investments.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund's average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's total returns have varied from year to year and by showing how the Fund's average annual total returns compared with broad measures of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.
Updated performance information is available online at www.invesco.com/ETFs.
Annual Total Returns—Calendar Years

	Period Ended	Returns
Best Quarter	June 30, 2020	14.19%
Worst Quarter	March 31, 2020	-16.69%

Average Annual Total Returns (for the periods ended December 31, 2021)
	Inception Date	1 Year	Since Inception
Return Before Taxes	2/23/2017	15.52%	10.25%
Return After Taxes on Distributions		14.74	9.07
Return After Taxes on Distributions and Sale of Fund Shares		9.28	7.61

Custom Invesco Balanced Allocation ETF Index[1]		10.20	9.71

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		28.71	17.70

1
Custom Invesco Balanced Allocation ETF Index is composed of 60% MSCI ACWI Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes) and 40% Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes).
After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC.
Investment Sub-Adviser. Invesco Advisers, Inc. (the “Sub-Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

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Name	Title with Sub-Adviser/Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Head of Equities and Director of Portfolio Management of the Adviser; Vice President of the Trust	February 2017

Michael Jeanette	Senior Portfolio Manager of the Adviser	February 2017

Jeffrey Bennett	Portfolio Manager of the Sub-Adviser	April 2020

Jacob Borbidge	Portfolio Manager of the Sub-Adviser	February 2017

Duy Nguyen	Portfolio Manager of the Sub-Adviser	February 2017

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase
Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
6     Invesco Balanced Multi-Asset Allocation ETF
invesco.com/ETFs